UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2005

MARCO COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-50557	84-1620092
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1770 San Marco Road, Marco Island, FL	34145
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (239) 389-5200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 13, 2005, Stephen A. McLaughlin was appointed President, Chief Operating Officer and Vice Chairman of the Board of Directors. Mr. McLaughlin is involved in the operation of several Maine-based real estate consulting and timber companies, including Stillwater Land & Lumber Limited and Stillwater Associates. He was also a founding director of Citizens Community Bank of Florida and of Citizens Community Bancorp, Inc. and served as a director until both were acquired by F.N.B. Corporation in April 2001. From 1996 to 1998, he served as that bank’s Vice-President for Administration. Mr. McLaughlin graduated from the University of Maine in 1968 with an engineering degree.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marco Community Bancorp, Inc. (Registrant)

Date: January 4, 2006	/s/ Thomas M. Whelan
Thomas M. Whelan Chief Financial Officer